UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2008

Legg Mason Partners

Mid Cap Core Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended November 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Mid Cap Core Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

II	Legg Mason Partners Mid Cap Core Fund

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended November 30, 2008. Stock prices declined during each of the first four months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were, in part, attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last six months of the period, including S&P 500 Indexiv declines of 8.91%, 16.79% and 7.18%, in September, October and November, respectively. All told, the S&P 500 Index returned -38.09% during the 12-month reporting period ended November 30, 2008.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -38.98%, -44.04% and -37.46%, respectively, during the 12-month period ended November 30, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -39.86% and -37.95%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Legg Mason Partners Mid Cap Core Fund	III

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

IV	Legg Mason Partners Mid Cap Core Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Mid Cap Core Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equities, or other investments with similar economic characteristics, of medium-sized companies. The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to cull prospective investments. We then establish market-implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s fiscal year began in December 2007 as the U.S. stock market was entering what we now know to be the early stages of a U.S. recession and a global credit crisis, centered on defaulting subprime mortgages and related collateralized mortgage securities. As the fiscal year progressed, the mortgage crisis metastasized into a seemingly ever-widening series of escalating financial institution failures and international economic crises that constituted a major historical disruption of the global stock and credit markets, triggering a full-fledged recession in the U.S.

Prior to the start of the Fund’s fiscal year, in early October of 2007, several major U.S. equity market indexes, including the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii, reached new record highs, with the DJIA closing above 14,000 for the first time. The rally was short-lived, however, as early indicators of the growing mortgage market crisis and a weakening economy soon came to dominate the headlines. The stock market tested lows in late November 2007, with selling driven by the broadening impact of the subprime market collapse and its impact on the global credit markets. A brief rally at the end of November 2007 gave bullish investors hope that the worst had passed, but by the end of calendar year 2007, the stock market appeared to be in a free-fall and many of the largest U.S. financial institutions were forced to raise capital in order to shore up their balance sheets.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	1

Fund overview continued

The market rallied again briefly after the start of 2008, but soon reversed course amid significant volatility and growing concerns about the overall health of the U.S. financial system. The credit markets continued to show signs of weakness and, as a result, a number of money center and investment banks were forced to take asset markdowns and raise capital, culminating in the collapse of Bear Stearns in mid-March 2008 and the rescue of the firm by JPMorgan Chase and the Federal Reserve Board (“Fed”)iii. By the end of March, the major averages closed down across the board and had lost between 10% and 20% of their values since the highs set in 2007.

The spring of 2008 brought another broad but short-lived market rally, leaving the S&P 500 Index and other major averages up mid-single digits by the end of May. However, the month of June saw a dramatic decline in equity prices, the likes of which had not been seen in decades. The DJIA fell over 10% in the month of June alone, its biggest June loss since 1930, putting the major averages in, or near, bear market territory (defined as down 20% from peak to trough). Key reasons for the sharp sell-off included the continued stress on the financial system, especially the credit markets, along with a sharp rise in commodity prices, particularly crude oil and energy prices.

In early September of 2008, a rapidly unfolding series of events linked to the ongoing credit market crisis led to the collapse and subsequent rescue by the Fed of the world’s largest insurance company, American International Group, the distressed acquisition of financial services firm Merrill Lynch by Bank of America, and the bankruptcy filing of investment bank Lehman Brothers, the largest in U.S. history. In response, the Fed and the U.S. Department of the Treasury took several steps in an effort to stabilize the credit markets and Congress approved the Troubled Asset Relief Program (“TARP”) in October, providing up to $700 billion to clear much of the bad debt from the books of major financial companies.

The month of October 2008 took its place in the history books as one of the worst ever for the U.S. stock market, second only to the “Black Monday” crash of October 1987 for the DJIA (which dropped over 22% in a single day), and the most volatile month for the S&P 500 Index since November 1929. The difficulty was not isolated to the U.S., as fears of a recession and worldwide slowdown led global stock markets to lose trillions of dollars in value, while a global sell-off in commodities continued. Consumer confidence in the U.S. dropped a record amount against the prior month, as unemployment rose and headlines highlighted a shift of concerns from commercial and real estate credit to consumer debt and speculation on the severity of an anticipated recession.

As the period drew to a close in November 2008, massive layoffs eliminated over half a million jobs in a single month, the worst monthly result in

2	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

34 years, and Treasury yields set record lows as investors sought security amid continued negative economic news.

Q. How did we respond to these changing market conditions?

A. Our investment process incorporates a philosophy and process designed to minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies with what we believe to be attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions. Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage. That said, as the credit crisis unfolded over the course of the year and the odds of a serious recession increased, we steered the Fund into a more defensive position by holding more cash and reducing our exposure to those sectors that we believed were most vulnerable, namely Energy and Materials. Over the course of the year, we were most underweight the Materials and Financials sectors and most overweight in Information Technology (“IT”) and Industrials.

Performance review

For the 12 months ended November 30, 2008, Class A shares of Legg Mason Partners Mid Cap Core Fund, excluding sales charges, returned -38.05%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Indexiv, returned -39.30% for the same period. The Lipper Mid-Cap Core Funds Category Average1 returned -41.24% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 342 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of November 30, 2008 (excluding sales change) (unaudited)
	6 MONTHS	12 MONTHS
Mid Cap Core — Class A Shares	-38.62%	-38.05%
S&P MidCap 400 Index	-41.16%	-39.30%
Lipper Mid-Cap Core Funds Category Average[1]	-41.43%	-41.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -38.53%, Class B shares returned -38.90%, Class C shares returned -38.88% and Class I shares returned -38.50% over the six months ended November 30, 2008. Excluding sales charges, Class 1 shares returned -37.88%, Class B shares returned -38.60%, Class C shares returned -38.52% and Class I shares returned -37.77% over the 12 months ended November 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance of Class R and Class IS shares is not shown because these share classes commenced operations on September 30, 2008 and August 4, 2008, respectively.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s prospectus dated March 20, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C, Class R and Class I shares were 1.01%, 1.21%, 2.07%, 1.94%, 1.43% and 0.78%, respectively.

As of the Fund’s prospectus dated July 9, 2008, the gross total operating expense ratio for Class IS shares was 0.78%.

Q. What were the leading contributors to performance?

A. Both the Fund’s overall stock selection and overall sector allocation contributed positively to relative performance for the period when compared with the benchmark. In particular, the Fund’s stock selection in the Health Care, Financials, Consumer Staples, Energy, IT and Consumer Discretionary sectors aided relative performance for the fiscal year, as did an underweight to the Materials sector and an increase in the Fund’s cash position. In terms of individual Fund holdings, leading contributors to performance for the period included ImClone Systems Inc. in the Health Care sector, Compass Minerals International Inc. in the Materials sector, Nabors Industries Ltd.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 365 funds for the six-month period and among the 342 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

4	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

in the Energy sector, Foundry Networks Inc. in the IT sector and People’s United Financial Inc. in the Financials sector.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Industrials, Materials and Utilities sectors detracted from relative performance as measured against the benchmark for the period. Underweights to the Financials and Utilities sectors and overweights to the Health Care and IT sectors also negatively impacted relative performance. In terms of individual Fund holdings, leading detractors from performance for the period included R.R. Donnelley & Sons Co. and Shaw Group Inc., both in the Industrials sector, Celanese Corp. (Series A Shares) in the Materials sector, ION Geophysical Corp. in the Energy sector and Mohawk Industries Inc. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we closed our existing positions in ImClone Systems Inc. following the announcement of a planned acquisition by Eli Lilly & Co. We also closed a number of other existing positions in the portfolio, including WESCO International Inc. in the Industrials sector, Compass Minerals International Inc. and Cytec Industries Inc., both in the Materials sector, as well as MGI Pharma Inc. and Patterson Cos. Inc., both in the Health Care sector. We established several new positions during the period, including those in Hexcel Corp. in the Industrials sector, Comstock Resources Inc. in the Energy sector, CenterPoint Energy Inc. and Allegheny Energy Inc., both in the Utilities sector, People’s United Financial Inc. in the Financials sector, as well as AmerisourceBergen Corp. and Pharmaceutical Product Development Inc., both in the Health Care sector.

Thank you for your investment in Legg Mason Partners Mid Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek J. Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

December 16, 2008

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: PartnerRe Ltd. (2.7%), Casey’s General Stores Inc. (2.6%), Sherwin-Williams Co. (2.6%), Toll Brothers Inc. (2.4%), People’s United Financial Inc. (2.4%), Shire Ltd., ADR (2.4%), CenterPoint Energy Inc. (2.3%), Fidelity National Information Services Inc. (2.3%), Check Point Software Technologies Ltd. (2.2%) and Sempra Energy (2.2%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2008 were: Information Technology (16.4%), Industrials (15.4%), Financials (15.4%), Health Care (14.5%) and Consumer Discretionary (13.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

6	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2008 and held for the six months ended November 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(38.53)%	$1,000.00	$614.70	1.08%	$4.36
Class A	(38.62)	1,000.00	613.80	1.33	5.37
Class B	(38.90)	1,000.00	611.00	2.25	9.06
Class C	(38.88)	1,000.00	611.20	2.17	8.74
Class R4	(25.93)	1,000.00	740.70	1.50	2.18
Class I	(38.50)	1,000.00	615.00	0.77	3.11
Class IS5	(31.94)	1,000.00	680.60	0.82	2.22

[1]	For the six months ended November 30, 2008, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	For the period September 30, 2008 (inception date) to November 30, 2008.

[5]	For the period August 4, 2008 (inception date) to November 30, 2008.

8	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,019.60	1.08%	$5.45
Class A	5.00	1,000.00	1,018.35	1.33	6.71
Class B	5.00	1,000.00	1,013.75	2.25	11.33
Class C	5.00	1,000.00	1,014.15	2.17	10.93
Class R3	5.00	1,000.00	1,005.83	1.50	2.51
Class I	5.00	1,000.00	1,021.15	0.77	3.89
Class IS4	5.00	1,000.00	1,013.48	0.82	2.66

[1]	For the six months ended November 30, 2008, unless otherwise noted.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	For the period September 30, 2008 (inception date) to November 30, 2008.

[4]	For the period August 4, 2008 (inception date) to November 30, 2008.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS R		CLASS I	CLASS IS
Twelve Months Ended 11/30/08	(37.88)%	(38.05)%	(38.60)%	(38.52)%	N/A		(37.77)%	N/A
Five Years Ended 11/30/08	(1.34)	(1.52)	(2.31)	(2.25)	N/A		(1.15)	N/A
Ten Years Ended 11/30/08	N/A	4.04	3.24	3.27	N/A		N/A	N/A
Inception* through 11/30/08	(2.93)	5.77	4. 95	4.99	(25.93	)†	4.41	(31.94)†

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS R		CLASS I	CLASS IS
Twelve Months Ended 11/30/08	(43.15)%	(41.61)%	(41.32)%	(39.06)%	N/A		(37.77)%	N/A
Five Years Ended 11/30/08	(3.08)	(2.68)	(2.44)	(2.25)	N/A		(1.15)	N/A
Ten Years Ended 11/30/08	N/A	3.43	3.24	3.27	N/A		N/A	N/A
Inception* through 11/30/08	(3.98)	5.15	4.95	4.99	(25.93	)†	4.41	(31.94)†

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 9/12/00 through 11/30/08)	(21.68)%
Class A (11/30/98 through 11/30/08)	48.58
Class B (11/30/98 through 11/30/08)	37.54
Class C (11/30/98 through 11/30/08)	37.99
Class R (Inception date of 9/30/08 through 11/30/08)	(25.93)
Class I (Inception date of 12/3/98 through 11/30/08)	53.96
Class IS (Inception date of 8/4/08 through 11/30/08)	(31.94)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

†	Not annualized.

10	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS MID CAP CORE FUND VS. S&P MIDCAP 400 INDEX† — November 1998 - November 2008

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners Mid Cap Core Fund on November 30, 1998, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2008. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	11

Schedule of investments

November 30, 2008

LEGG MASON PARTNERS MID CAP CORE FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 94.7%
CONSUMER DISCRETIONARY — 13.7%
	Auto Components — 1.9%
450,000	BorgWarner Inc.	$10,647,000
	Hotels, Restaurants & Leisure — 2.4%
350,000	Burger King Holdings Inc.	7,528,500
250,000	Ctrip.com International Ltd., ADR	5,817,500
	Total Hotels, Restaurants & Leisure	13,346,000
	Household Durables — 4.1%
245,000	Mohawk Industries Inc.*	7,531,300
300,000	Tempur-Pedic International Inc.	2,097,000
680,000	Toll Brothers Inc.*	13,552,400
	Total Household Durables	23,180,700
	Leisure Equipment & Products — 1.3%
5,000,000	Li Ning Co., Ltd.	7,122,535
	Specialty Retail — 4.0%
850,000	American Eagle Outfitters Inc.	8,160,000
250,000	Sherwin-Williams Co.	14,732,500
	Total Specialty Retail	22,892,500
	TOTAL CONSUMER DISCRETIONARY	77,188,735
CONSUMER STAPLES — 2.6%
	Food & Staples Retailing — 2.6%
500,000	Casey’s General Stores Inc.	14,825,000
ENERGY — 7.2%
	Energy Equipment & Services — 2.9%
325,000	Bristow Group Inc.*	7,354,750
81,000	Diamond Offshore Drilling Inc.	5,977,800
900,000	ION Geophysical Corp.*	2,700,000
	Total Energy Equipment & Services	16,032,550
	Oil, Gas & Consumable Fuels — 4.3%
250,000	Comstock Resources Inc.*	10,482,500
825,000	El Paso Corp.	6,096,750
350,000	Newfield Exploration Co.*	7,903,000
	Total Oil, Gas & Consumable Fuels	24,482,250
	TOTAL ENERGY	40,514,800
FINANCIALS — 15.4%
	Capital Markets — 5.1%
260,000	AllianceBernstein Holding LP	4,578,600
514,300	Highlands Acquisition Corp.*	4,680,130
825,000	Invesco Ltd.	10,353,750

See Notes to Financial Statements.

12	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS MID CAP CORE FUND
SHARES	SECURITY	VALUE

	Capital Markets — 5.1% continued
700,000	TD Ameritrade Holding Corp.*	$9,310,000
	Total Capital Markets	28,922,480
	Insurance — 4.5%
275,000	Allied World Assurance Holdings Ltd.	9,724,000
220,000	PartnerRe Ltd.	15,391,200
	Total Insurance	25,115,200
	Real Estate Investment Trusts (REITs) — 1.7%
400,000	Annaly Capital Management Inc.	5,748,000
500,000	Mission West Properties	3,770,000
	Total Real Estate Investment Trusts (REITs)	9,518,000
	Thrifts & Mortgage Finance — 4.1%
600,000	Hudson City Bancorp Inc.	10,026,000
700,000	People’s United Financial Inc.	13,349,000
	Total Thrifts & Mortgage Finance	23,375,000
	TOTAL FINANCIALS	86,930,680
HEALTH CARE — 14.5%
	Biotechnology — 2.6%
150,000	OSI Pharmaceuticals Inc.*	5,580,000
360,000	Vertex Pharmaceuticals Inc.*	8,852,400
	Total Biotechnology	14,432,400
	Health Care Providers & Services — 5.1%
390,000	AmerisourceBergen Corp.	12,226,500
250,000	Magellan Health Services Inc.*	8,212,500
275,000	Pediatrix Medical Group Inc.*	8,558,000
	Total Health Care Providers & Services	28,997,000
	Life Sciences Tools & Services — 2.7%
400,000	Pharmaceutical Product Development Inc.	10,536,000
800,000	WuXi PharmaTech Cayman Inc., ADR*	4,768,000
	Total Life Sciences Tools & Services	15,304,000
	Pharmaceuticals — 4.1%
800,000	Elan Corp. PLC, ADR*	5,016,000
325,000	Shire Ltd., ADR	13,325,000
160,000	XenoPort Inc.*	5,030,400
	Total Pharmaceuticals	23,371,400
	TOTAL HEALTH CARE	82,104,800
INDUSTRIALS — 15.4%
	Aerospace & Defense — 3.5%
1,050,000	Hexcel Corp.*	7,875,000
180,000	L-3 Communications Holdings Inc.	12,090,600
	Total Aerospace & Defense	19,965,600

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	13

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS MID CAP CORE FUND
SHARES	SECURITY	VALUE

	Commercial Services & Supplies — 4.7%
550,000	Corrections Corporation of America*	$9,949,500
340,000	Covanta Holding Corp.*	6,783,000
775,000	R.R. Donnelley & Sons Co.	9,889,000
	Total Commercial Services & Supplies	26,621,500
	Construction & Engineering — 2.9%
525,000	Quanta Services Inc.*	8,536,500
425,000	Shaw Group Inc.*	7,820,000
	Total Construction & Engineering	16,356,500
	Industrial Conglomerates — 1.0%
550,000	McDermott International Inc.*	5,362,500
	Machinery — 3.3%
325,000	AGCO Corp.*	8,001,500
260,000	Parker Hannifin Corp.	10,680,800
	Total Machinery	18,682,300
	TOTAL INDUSTRIALS	86,988,400
INFORMATION TECHNOLOGY — 16.4%
	Communications Equipment — 1.7%
560,000	Juniper Networks Inc.*	9,732,800
	Computers & Peripherals — 0.8%
1,800,000	Palm Inc.*	4,302,000
	Internet Software & Services — 3.6%
445,000	Digital River Inc.*	9,402,850
500,000	VeriSign Inc.*	10,795,000
	Total Internet Software & Services	20,197,850
	IT Services — 2.3%
750,000	Fidelity National Information Services Inc.	12,885,000
	Semiconductors & Semiconductor Equipment — 3.0%
500,000	Lam Research Corp.*	10,100,000
385,000	Microchip Technology Inc.	7,122,500
	Total Semiconductors & Semiconductor Equipment	17,222,500
	Software — 5.0%
500,000	Autodesk Inc.*	8,295,000
600,000	Check Point Software Technologies Ltd.*	12,366,000
450,000	MICROS Systems Inc.*	7,492,500
	Total Software	28,153,500
	TOTAL INFORMATION TECHNOLOGY	92,493,650

See Notes to Financial Statements.

14	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

LEGG MASON PARTNERS MID CAP CORE FUND
SHARES	SECURITY	VALUE

MATERIALS — 1.2%
	Chemicals — 1.2%
600,000	Celanese Corp., Series A Shares	$6,930,000
UTILITIES — 8.3%
	Electric Utilities — 1.8%
290,000	Allegheny Energy Inc.	10,222,500
	Independent Power Producers & Energy Traders — 2.0%
475,000	NRG Energy Inc.*	11,252,750
	Multi-Utilities — 4.5%
1,000,000	CenterPoint Energy Inc.	12,930,000
264,000	Sempra Energy	12,320,880
	Total Multi-Utilities	25,250,880
	TOTAL UTILITIES	46,726,130
	TOTAL COMMON STOCKS (Cost — $760,637,728)	534,702,195
WARRANTS
WARRANTS — 0.0%
514,300	Highlands Acquisition Corp., Expires 10/3/12* (Cost — $417,612)	56,573
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $761,055,340)	534,758,768
FACE AMOUNT
SHORT-TERM INVESTMENT — 5.6%
	Repurchase Agreement — 5.6%
$31,859,000	Interest in $469,822,000 joint tri-party repurchase agreement dated 11/28/08 with Greenwich Capital Markets Inc., 0.300% due 12/1/08; Proceeds at maturity — $31,859,796; (Fully collateralized by various U.S. government agency obligations, 3.000% to 6.625% due 8/15/09 to 11/15/30; Market value — $32,496,341) (Cost — $31,859,000)	31,859,000
	TOTAL INVESTMENTS — 100.3% (Cost — $792,914,340#)	566,617,768
	Liabilities in Excess of Other Assets — (0.3)%	(1,650,984)
	TOTAL NET ASSETS — 100.0%	$564,966,784

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $792,151,461.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	15

Statement of assets and liabilities

November 30, 2008

ASSETS:
Investments, at value (Cost — $792,914,340)	$566,617,768
Cash	465
Receivable for securities sold	1,499,924
Dividends and interest receivable	1,150,496
Receivable for Fund shares sold	224,984
Prepaid expenses	64,157
Total Assets	569,557,794
LIABILITIES:
Payable for securities purchased	2,583,526
Payable for Fund shares repurchased	879,154
Investment management fee payable	342,802
Distribution fees payable	232,707
Trustees’ fees payable	29,798
Accrued expenses	523,023
Total Liabilities	4,591,010
TOTAL NET ASSETS	$564,966,784
NET ASSETS:
Par value (Note 7)	$468
Paid-in capital in excess of par value	805,403,336
Undistributed net investment income	717,472
Accumulated net realized loss on investments and foreign currency transactions	(14,857,920)
Net unrealized depreciation on investments	(226,296,572)
TOTAL NET ASSETS	$564,966,784
Shares Outstanding:
Class 1	277,490
Class A	21,879,377
Class B	8,245,717
Class C	11,180,436
Class R	5,907
Class I	79,422
Class IS	5,101,626
Net Asset Value:
Class 1 (and redemption price)	$12.73
Class A (and redemption price)	$12.54
Class B*	$11.23
Class C*	$11.27
Class R (and redemption price)	$12.54
Class I (and redemption price)	$13.18
Class IS (and redemption price)	$13.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.31

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

16	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Statement of operations

For the Year Ended November 30, 2008

INVESTMENT INCOME:
Dividends	$9,257,734
Interest	1,043,075
Total Investment Income	10,300,809
EXPENSES:
Investment management fee (Note 3)	6,587,884
Distribution fees (Notes 3 and 5)	4,806,061
Transfer agent fees (Note 5)	2,073,267
Shareholder reports (Note 5)	126,865
Registration fees	101,920
Trustees’ fees	74,825
Legal fees	51,260
Audit and tax	38,064
Insurance	10,726
Custody fees	8,543
Miscellaneous expenses	10,868
Total Expenses	13,890,283
Less: Fee waivers and/or expense reimbursements (Notes 3 and 5)	(880)
Fees paid indirectly (Note 1)	(798)
Net Expenses	13,888,605
NET INVESTMENT LOSS	(3,587,796)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(14,842,268)
Foreign currency transactions	282
Net Realized Loss	(14,841,986)
Change in Net Unrealized Appreciation/Depreciation From Investments	(342,135,587)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(356,977,573)
DECREASE IN NET ASSETS FROM OPERATIONS	$(360,565,369)

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED NOVEMBER 30,	2008	2007
OPERATIONS:
Net investment loss	$(3,587,796)	$(3,399,142)
Net realized gain (loss)	(14,841,986)	128,079,922
Change in net unrealized appreciation/depreciation	(342,135,587)	(48,771,513)
Increase (Decrease) in Net Assets From Operations	(360,565,369)	75,909,267
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(105,100,060)	(139,727,960)
Decrease in Net Assets From Distributions to Shareholders	(105,100,060)	(139,727,960)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	322,003,447	158,505,807
Reinvestment of distributions	101,370,605	134,237,520
Cost of shares repurchased	(365,030,056)	(293,339,862)
Increase (Decrease) in Net Assets From Fund Share Transactions	58,343,996	(596,535)
DECREASE IN NET ASSETS	(407,321,433)	(64,415,228)
NET ASSETS:
Beginning of year	972,288,217	1,036,703,445
End of year*	$564,966,784	$972,288,217
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$717,472	$(43,227)

See Notes to Financial Statements.

18	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS 1 SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$22.84	$24.21	$21.13	$21.73	$19.91
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	0.08	0.07	0.04	(0.05)
Net realized and unrealized gain (loss)	(7.79)	1.67	3.01	2.28	1.87
Total income (loss) from operations	(7.76)	1.75	3.08	2.32	1.82
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.35)	(3.12)	—	(2.92)	—
Total distributions	(2.35)	(3.12)	—	(2.92)	—
NET ASSET VALUE, END OF YEAR	$12.73	$22.84	$24.21	$21.13	$21.73
Total return[2]	(37.88)%	8.06%	14.58%	11.37%	9.14%
NET ASSETS, END OF YEAR (000s)	$3,533	$7,103	$7,215	$6,434	$6,002
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.04%	1.01%[3]	1.04%	1.10%	1.08%
Net expenses	1.02 [4,5,6]	0.99 [3,4,6]	1.03 [4]	1.10	1.06 [4]
Net investment income (loss)	0.14	0.32	0.31	0.18	(0.26)
PORTFOLIO TURNOVER RATE	80%	62%	69%	93%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.01% and 0.98%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]

Management has agreed to voluntarily waive fees and/or reimburse operating expenses to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total operating expenses.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$22.59	$24.02	$21.02	$21.65	$19.86
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.02)	0.02	0.02	0.01	(0.07)
Net realized and unrealized gain (loss)	(7.68)	1.67	2.98	2.28	1.86
Total income (loss) from operations	(7.70)	1.69	3.00	2.29	1.79
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.35)	(3.12)	—	(2.92)	—
Total distributions	(2.35)	(3.12)	—	(2.92)	—
NET ASSET VALUE, END OF YEAR	$12.54	$22.59	$24.02	$21.02	$21.65
Total return[2]	(38.05)%	7.84%	14.27%	11.27%	9.01%
NET ASSETS, END OF YEAR (000s)	$274,412	$475,146	$434,911	$389,863	$382,966
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.28%	1.21%[3]	1.25%	1.22%	1.19%
Net expenses	1.28 [4]	1.21 [3]	1.25 [5]	1.22	1.16 [5]
Net investment income (loss)	(0.11)	0.10	0.09	0.06	(0.37)
PORTFOLIO TURNOVER RATE	80%	62%	69%	93%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$20.64	$22.38	$19.73	$20.65	$19.08
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.17)	(0.16)	(0.14)	(0.15)	(0.22)
Net realized and unrealized gain (loss)	(6.89)	1.54	2.79	2.15	1.79
Total Income (Loss) from operations	(7.06)	1.38	2.65	2.00	1.57
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.35)	(3.12)	—	(2.92)	—
Total distributions	(2.35)	(3.12)	—	(2.92)	—
NET ASSET VALUE, END OF YEAR	$11.23	$20.64	$22.38	$19.73	$20.65
Total return[2]	(38.60)%	6.91%	13.43%	10.38%	8.23%
NET ASSETS, END OF YEAR (000s)	$92,613	$224,464	$302,522	$359,471	$410,756
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.16%	2.08%[3]	2.03%	1.98%	1.94%
Net expenses	2.16 [4]	2.08 [3]	2.03 [5]	1.98	1.91 [5]
Net investment loss	(1.00)	(0.77)	(0.69)	(0.71)	(1.12)
PORTFOLIO TURNOVER RATE	80%	62%	69%	93%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.07%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$20.68	$22.39	$19.73	$20.65	$19.08
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.15)	(0.13)	(0.13)	(0.15)	(0.22)
Net realized and unrealized gain (loss)	(6.91)	1.54	2.79	2.15	1.79
Total income (loss) from operations	(7.06)	1.41	2.66	2.00	1.57
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.35)	(3.12)	—	(2.92)	—
Total distributions	(2.35)	(3.12)	—	(2.92)	—
NET ASSET VALUE, END OF YEAR	$11.27	$20.68	$22.39	$19.73	$20.65
Total return[2]	(38.52)%	7.06%	13.48%	10.38%	8.23%
NET ASSETS, END OF YEAR (000s)	$126,007	$263,816	$290,235	$302,409	$343,906
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.05%	1.94%[3]	1.98%	2.00%	1.95%
Net expenses	2.05 [4]	1.94 [3]	1.96 [5]	2.00	1.92 [5]
Net investment loss	(0.88)	(0.64)	(0.62)	(0.73)	(1.13)
PORTFOLIO TURNOVER RATE	80%	62%	69%	93%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$16.93
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.01
Net realized and unrealized loss	(4.40)
Total loss from operations	(4.39)
NET ASSET VALUE, END OF PERIOD	$12.54
Total return[3]	(25.93)%
NET ASSETS, END OF PERIOD (000s)	$74
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.50%[4]
Net expenses	1.50 [4,5]
Net investment income	0.23 [4]
PORTFOLIO TURNOVER RATE	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$23.53	$24.80	$21.60	$22.16	$20.23
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.12	0.13	0.01	0.01
Net realized and unrealized gain (loss)	(8.07)	1.73	3.07	2.35	1.92
Total income (loss) from operations	(8.00)	1.85	3.20	2.36	1.93
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.35)	(3.12)	—	(2.92)	—
Total distributions	(2.35)	(3.12)	—	(2.92)	—
NET ASSET VALUE, END OF YEAR	$13.18	$23.53	$24.80	$21.60	$22.16
Total return[2]	(37.77)%	8.30%	14.81%	11.34%	9.54%
NET ASSETS, END OF YEAR (000s)	$1,047	$1,759	$1,820	$1,575	$87,946
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.78%	0.79%[3]	0.80%	0.75%	0.77%
Net expenses	0.78 [4]	0.79 [3]	0.80 [5]	0.75	0.74 [5]
Net investment income	0.35	0.52	0.55	0.03	0.05
PORTFOLIO TURNOVER RATE	80%	62%	69%	93%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.78%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.38
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04
Net realized and unrealized loss	(6.23)
Total loss from operations	(6.19)
NET ASSET VALUE, END OF PERIOD	$13.19
Total return[3]	(31.94)%
NET ASSETS, END OF PERIOD (000s)	$67,281
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.82%[4]
Net expenses	0.82 [4,5]
Net investment income	0.69 [4]
PORTFOLIO TURNOVER RATE	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Mid Cap Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

26	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	27

Notes to financial statements continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$4,348,213	$60	$(4,348,273)
(b)	282	(282)	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment valuation

Effective December 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its

28	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$566,617,768	$534,758,768	$31,859,000	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%

During the year ended November 30, 2008, the Fund was reimbursed for expenses in the amount of $880.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	29

Notes to financial statements continued

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2008, LMIS and its affiliates received sales charges of approximately $108,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$47,000	$3,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2008, the Fund had accrued $2,128 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the year ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$672,045,547
Sales	734,718,609

30	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,796,992
Gross unrealized depreciation	(247,330,685)
Net unrealized depreciation	$(225,533,693)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and with respect to its Class R shares at an annual rate of 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$14,137	$504
Class A	$1,028,762	939,570	58,711
Class B	1,673,893	591,287	37,012
Class C	2,103,342	527,920	24,450
Class R*	64	20	5
Class I	—	295	443
Class IS†	—	38	5,740
Total	$4,806,061	$2,073,267	$126,865

*	For the period September 30, 2008 (inception date) to November 30, 2008.

†	For the period August 4, 2008 (inception date) to November 30, 2008.

For the year ended November 30, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$880
Class A	—
Class B	—
Class C	—
Class R	—
Class I	—
Class IS	—
Total	$880

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	31

Notes to financial statements continued

6. Distributions to shareholders by class

	YEAR ENDED NOVEMBER 30, 2008	YEAR ENDED NOVEMBER 30, 2007
Net Realized Gains:
Class 1	$722,576	$925,073
Class A	49,371,950	56,909,048
Class B	25,104,130	41,395,635
Class C	29,719,670	40,269,549
Class I	181,734	228,655
Total	$105,100,060	$139,727,960

7. Shares of beneficial interest

At November 30, 2008, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED NOVEMBER 30, 2008		YEAR ENDED NOVEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	10,699	$240,153
Shares issued on reinvestment	35,282	$722,576	43,167	925,074
Shares repurchased	(68,725)	(1,315,992)	(40,967)	(941,898)
Net increase (decrease)	(33,443)	$(593,416)	12,899	$223,329
Class A
Shares sold	3,907,069	$71,537,190	4,625,801	$104,452,431
Shares issued on reinvestment	2,365,102	47,845,982	2,592,269	55,059,809
Shares repurchased	(5,424,362)	(97,044,341)	(4,290,471)	(96,810,757)
Net increase	847,809	$22,338,831	2,927,599	$62,701,483
Class B
Shares sold	595,681	$9,791,241	721,501	$14,987,987
Shares issued on reinvestment	1,327,185	24,247,673	2,030,860	39,743,922
Shares repurchased	(4,552,169)	(76,207,504)	(5,394,913)	(111,723,122)
Net decrease	(2,629,303)	$(42,168,590)	(2,642,552)	$(56,991,213)
Class C
Shares sold	1,585,644	$26,066,854	1,855,695	$38,548,766
Shares issued on reinvestment	1,559,153	28,548,083	1,966,650	38,507,006
Shares repurchased	(4,719,685)	(76,901,965)	(4,027,489)	(83,615,227)
Net decrease	(1,574,888)	$(22,287,028)	(205,144)	$(6,559,455)

32	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

	YEAR ENDED NOVEMBER 30, 2008		YEAR ENDED NOVEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class R*
Shares sold	5,907	$100,000	—	—
Net increase	5,907	$100,000	—	—
Class I
Shares sold	5,628,966	$110,864,281	11,953	$276,470
Shares issued on reinvestment	297	6,291	78	1,709
Shares repurchased	(5,624,605)	(109,319,875)	(10,645)	(248,858)
Net increase	4,658	$1,550,697	1,386	$29,321
Class IS†
Shares sold	5,369,630	$103,643,881	—	—
Shares repurchased	(268,004)	(4,240,379)	—	—
Net increase	5,101,626	$99,403,502	—	—

*	For the period September 30, 2008 (inception date) to November 30, 2008.

†	For the period August 4, 2008 (inception date) to November 30, 2008.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30 were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$16,600,000	$44,331,376
Net long-term capital gains	88,500,060	95,396,584
Total distributions paid	$105,100,060	$139,727,960

As of November 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(14,849,356)
Other book/tax temporary differences(a)	(53,971)
Unrealized appreciation/(depreciation)(b)	(225,533,693)
Total accumulated earnings/(losses) — net	$(240,437,020)

*	As of November 30, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
11/30/2016	$(14,849,356)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of distributions from a partnership interest.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	33

Notes to financial statements continued

9. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

34	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	35

Notes to financial statements continued

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

36	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Mid Cap Core Fund 2008 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Mid Cap Core Fund, a series of Legg Mason Partners Equity Trust, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Mid Cap Core Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2009

38	Legg Mason Partners Mid Cap Core Fund 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and

Legg Mason Partners Mid Cap Core Fund	39

Board approval of management and subadvisory agreements (unaudited) (continued)

quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mid-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2008. The Fund performed better than the median for the one- and three-year periods, but performed below the median for the five-year period. The Board

40	Legg Mason Partners Mid Cap Core Fund

noted that a new portfolio management team assumed responsibility for managing the Fund in May 2005 with the intent to improve the Fund’s performance results over time. It was noted that since that time, the Fund’s performance improved from a fourth quinitle to a second quintile ranking in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s relative performance continued to be competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Legg Mason Partners Mid Cap Core Fund	41

Board approval of management and subadvisory agreements (unaudited) (continued)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of eight retail front-end load mid-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mid-cap core funds (“Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fees paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average of the total expense ratios of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

42	Legg Mason Partners Mid Cap Core Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Mid Cap Core Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Mid Cap Core Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

44	Legg Mason Partners Mid Cap Core Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Mid Cap Core Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

46	Legg Mason Partners Mid Cap Core Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Mid Cap Core Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

48	Legg Mason Partners Mid Cap Core Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Mid Cap Core Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50	Legg Mason Partners Mid Cap Core Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2008:

Record date:	12/12/2007
Payable date:	12/13/2007
Ordinary Income:
Qualified Dividend Income for Individuals	65.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	64.96%
Long-term capital gain dividend	$1.976952

Please retain this information for your records.

Legg Mason Partners Mid Cap Core Fund	51

Legg Mason Partners Mid Cap Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Mid Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS MID CAP CORE FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason Partners Mid Cap Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 1/09 SR09-726

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2007 and November 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,000 in 2007 and $97,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $16,500 in 2007 and $15,000 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,600 in 2007 and $7,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $4,900 in 2007 and $0 in 2008. These services consisted of the procedures performed in connection with the merger on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)
(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: February 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: February 5, 2009